UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2010
THE GORMAN-RUPP COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-6747	34-0253990

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Airport Road, Mansfield, Ohio	44903

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 755-1011
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
The information provided by Item 2.01 of this Current Report on Form 8-K is hereby incorporated into this Item 1.01 by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets
On October 1, 2010, a wholly-owned subsidiary of The Gorman-Rupp Company (“Gorman-Rupp”), National Pump Company, an Ohio corporation (“National Pump”), completed the acquisition of the assets and the assumption of certain liabilities (the “Acquisition”) of National Pump Company, LLC, an Arizona limited liability corporation (“National Pump, LLC”).
The Acquisition was made pursuant to the terms and conditions of an Asset Purchase Agreement (the “Purchase Agreement”) effective as of October 1, 2010. The Purchase Agreement provides for $25,000,000 to be paid to National Pump, LLC, of which $1,000,000 was placed in an escrow account. Bank and other debt and accounts payable totaling approximately $14,000,000 were also assumed from or paid off on behalf of National Pump, LLC. The Acquisition was financed with cash, treasury stock and proceeds borrowed under a loan agreement that Gorman-Rupp established with JP Morgan Chase Bank, N.A. on September 24, 2010 to capitalize National Pump. A Form 8-K was previously filed on September 27, 2010 detailing the loan agreement.
National Pump is a developer and manufacturer of vertical turbine line shaft and submersible pumps serving the municipal, power generation, oil and gas, hydrocarbon processing, agriculture and general industrial markets.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
(2)
Asset Purchase Agreement, effective as of October 1, 2010, by and between National Pump Company and National Pump Company, LLC. The schedules to the agreement, as set forth in the agreement, have not been filed herewith pursuant to Item 601(b)(2) of Regulation S-K. Gorman-Rupp agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

(99.1)	News Release dated August 31, 2010

(99.2)	News Release dated October 4, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY
By:	/s/ David P. Emmens
David P. Emmens
Corporate Counsel and Secretary
October 7, 2010

EXHIBIT INDEX

Exhibit		Page
(2)	Asset Purchase Agreement, effective as of October 1, 2010, by and between National Pump Company and National Pump Company, LLC. The schedules to the agreement, as set forth in the agreement, have not been filed herewith pursuant to Item 601(b)(2) of Regulation S-K. Gorman-Rupp agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.	5

(99.1)	News Release dated August 31, 2010	57

(99.2)	News Release dated September 30, 2010	58

4